EXHIBIT 10.1	Execution Version
AGREEMENT AND AMENDMENT NO. 5
TO
THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
AGREEMENT AND AMENDMENT NO. 5, dated as of June 30, 2023 (this “Amendment”), by and among BOARDWALK PIPELINES, LP, a Delaware limited partnership (the “Parent Borrower”), TEXAS GAS TRANSMISSION, LLC, a Delaware limited liability company (“Texas Gas”), and GULF SOUTH PIPELINE COMPANY, LLC, a Delaware limited liability company (“Gulf South” and, together with the Parent Borrower and Texas Gas, the “Borrowers”), severally as Borrowers, BOARDWALK PIPELINE PARTNERS, LP, a Delaware limited partnership (the “Guarantor”), the Lenders party hereto, and WELLS FARGO BANK, N.A., as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers, the Guarantor, the Administrative Agent, the Lenders and the other parties thereto have entered into that certain Third Amended and Restated Revolving Credit Agreement, dated as of May 26, 2015 (as amended by that certain Amendment No. 1 dated as of July 29, 2016, that certain Amendment No. 2 dated as of July 28, 2017, that certain Master Assignment and Amendment No. 3 dated as of May 27, 2021, that certain Agreement and Amendment No. 4 dated as of June 30, 2022, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, certain Lenders have agreed, subject to the terms and conditions hereinafter set forth, to extend their Scheduled Maturity Date as set forth below (the “Extending Lenders”); and
WHEREAS, the Borrowers have requested and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. Section 1.2 of the Credit Agreement is incorporated herein, mutatis mutandis.
2.Extension of Scheduled Maturity Date.
(a)Upon the effectiveness of this Amendment pursuant to Section 4 below, the Scheduled Maturity Date of the Revolving Credit Commitment of each Extending Lender is hereby extended to May 26, 2028, as set forth on Schedule I attached hereto, which shall amend Schedule I to the Credit Agreement. The Scheduled Maturity Date with respect to the Revolving Credit Commitment of each other Lender, if any, shall remain unchanged as set forth on such amended Schedule I to the Credit Agreement. The extension of the Scheduled Maturity Date on the Effective Date as set forth in this Section 2 shall be deemed to constitute an exercise of the Borrower’s right to request an extension pursuant to Section 2.17(a) of the Credit Agreement, and, notwithstanding anything in Section 2.17 to the contrary, the effective date of such extension of the Scheduled Maturity Date of the Revolving Credit Commitment of each Extending Lender shall be deemed to be the Effective Date. For the avoidance of doubt and notwithstanding the extension effected pursuant to this Section 2, two one-year extensions shall be permitted pursuant to, and subject to the terms and conditions of, Section 2.17 of the Credit Agreement after the Effective Date. The requirements of Section 2.17 of the Credit Agreement with respect to any timing and notification requirements with respect to delivery of the Notice of Extension are hereby waived by all parties hereto solely with respect to the extension effected pursuant to this Section 2. This Amendment is deemed to be the Notice of Extension delivered by the Parent Borrower with respect to the extension effected pursuant to this Section 2, and shall constitute a representation by the Parent Borrower that (a) no Event of Default or Default has occurred and is continuing on and as of the date hereof, and (b) the representations and warranties contained in the Loan Documents are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) on and as of the date hereof, as though made on and as of such date (unless any representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) as of such earlier date, except that the representations and warranties contained in Section 3.1 of the Credit Agreement shall be deemed to refer to the audited financial statements of the Loan Parties most recently delivered to the Administrative Agent in accordance with the Credit Agreement).
(b)On the earliest Scheduled Maturity Date, which, as of the date hereof, is May 27, 2027 (the “Early Maturity Date”), after giving effect to the extension effected pursuant to this Section 2, each Extending Lender shall automatically be deemed to have purchased participations in each Letter of Credit, the related Letter of Credit Obligations, and each Swingline Loan equal to such Extending Lender’s Ratable Portion thereof after giving effect to the departure of each Lender whose Revolving Credit Commitment terminates on the Early Maturity Date, if any, and the elimination of their Revolving Credit Commitments, but only to the extent that (i) the conditions set forth in Section 4.2 of the Credit Agreement are satisfied at the time of such reallocation (and, unless the Parent Borrower has otherwise notified the Administrative Agent at such time, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time) and (ii) such reallocation does not cause the aggregate Revolving Credit Outstandings owing to any Lender whose Revolving Credit Commitment does not terminate on the Early Maturity Date to exceed such Lender’s Revolving Credit Commitment.  If the reallocation described in this Section 2(b) cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to the Administrative Agent, the Lenders, or any Issuer under the Credit Agreement or under applicable law, (A) first, without duplication of any repayment made pursuant to Section 2.17(f) of the Credit Agreement, prepay Swingline Loans in an amount equal to the portion of each Swingline Lender’s Fronting Exposure that was attributable to each Lender whose Commitment terminates on the Early Maturity Date, but was not so reallocated and (B) second, Cash Collateralize each Issuer’s Fronting Exposure in an amount equal to the portion of such Issuer’s Fronting Exposure (plus all related fees and expenses with respect to such Letters of Credit then outstanding over their remaining terms) that was attributable to each Lender whose Revolving Credit Commitment terminates on the Early Maturity Date, but was not so reallocated.
3.Amendment. Effective as of the Effective Date and subject to the terms and conditions contained herein:
(a)Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by amending and restating the definitions below in their entirety to read as follows:
“Fee Letters”: (a) the fee letter dated as of May 3, 2021 among the Parent Borrower, Wells Fargo Securities, LLC, and Wells Fargo, (b) the fee letter dated as of the Amendment No. 3 Effective Date among the Parent Borrower and the Arrangers, (c) the fee letter dated as of the Amendment No. 4 Effective Date among the Borrowers, Wells Fargo Securities, LLC, and Wells Fargo, (d) the fee letter dated as of the Amendment No. 5 Effective Date among the Borrowers, Wells Fargo Securities, LLC, and Wells Fargo, and (e) each other fee letter delivered in connection with this Agreement by any Borrower and any Arranger and/or the Administrative Agent.
(b)Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order therein:
“Additional Commitment Lender”: as defined in Section 2.17(d).
“Amendment No. 5 Effective Date”: June 30, 2023.
“Assignment Extension”: as defined in Section 2.17(e).
“Catch-Up Extension”: as defined in Section 2.17(e).

“Extension Closing Date”: as defined in Section 2.17(e).
“Notice Date”: as defined in Section 2.17(a).
“Proposed Extended Maturity Date”: as defined in Section 2.17(a).
(c)Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by deleting the definitions of “Extension Option” and “Nominee” therein.
(d)Section 2.16(a) (Substitution of Lenders) of the Credit Agreement is hereby amended by amending and restating such subsection (a) in its entirety to read as follows:
(a)    In the event that (i)(A) any Lender makes a claim under Sections 2.13(e) (Increased Costs) or 2.14 (Capital Adequacy), (B) it becomes illegal for any Lender to continue to fund or make any SOFR Loan and such Lender notifies the Parent Borrower pursuant to Section 2.13(c) (Laws Affecting SOFR Loan Availability), (C) any Loan Party is required to make any payment pursuant to Section 2.15 (Taxes) that is attributable to a particular Lender, (D) any Lender becomes a Defaulting Lender, (E) any Lender fails to approve an amendment, waiver or other modification to this Agreement that requires the approval of all Lenders (or all affected Lenders) and at least the Required Lenders have approved such amendment, waiver or other modification, or (F) any Lender is a Non-Consenting Lender, (ii) in the case of clause (i)(A) above, as a consequence of increased costs in respect of which such claim is made, the effective rate of interest payable to such Lender under this Agreement with respect to its Loans materially exceeds the effective average annual rate of interest payable to the Required Lenders under this Agreement and (iii) in the case of clause (i)(A),(B) and (C) above, Lenders holding at least 75% of the Revolving Credit Commitments are not subject to such increased costs or illegality, payment or proceedings (any such Lender, an “Affected Lender”), then the Parent Borrower may substitute any Affected Lender with any Eligible Assignee acceptable to the Administrative Agent (a “Substitute Institution”) hereunder, after delivery of a written notice (a “Substitution Notice”) by the Parent Borrower to the Administrative Agent and the Affected Lender within a reasonable time (in any case not to exceed 90 days) following the occurrence of any of the events described in clause (i) above that the Parent Borrower intends to make such substitution; provided, however, that, if more than one Lender claims increased costs, illegality or right to payment arising from the same act or condition and such claims are received by the Parent Borrower within 30 days of each other, then the Parent Borrower may substitute all, but not (except to the extent the Parent Borrower has already substituted one of such Affected Lenders before the Parent Borrower’s receipt of the other Affected Lenders’ claim) less than all, Lenders making such claims.
(e)Section 2.17 (Extensions of Scheduled Maturity Date; Removal of Lenders) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety to read as follows:
Section 2.17    Extensions of Scheduled Maturity Date; Removal of Lenders.
(a)    Subject to the terms and provisions of this Section 2.17, the Parent Borrower may, from time to time, request, by written notice to the Administrative Agent (a “Notice of Extension”) given not later than 45 days prior to the then effective Scheduled Maturity Date for the applicable Lenders, that each Lender extend such Lender’s then effective Scheduled Maturity Date (the “Existing Maturity Date”) (i) by one year, (ii) for such additional number of days which would cause its Existing Maturity Date to be the latest Scheduled Maturity Date then in effect, or (iii) for such additional number of days which would cause its Scheduled Maturity Date to be one year after the latest Scheduled Maturity Date then in effect (such Lender’s proposed extended Scheduled Maturity Date, the “Proposed Extended Maturity Date”), in each case effective on the Extension Closing Date. The Administrative Agent will promptly notify the Lenders of the contents of each such Notice of Extension (the date on which the Administrative Agent provides such notice to the Lenders, the “Notice Date”). After the Amendment No. 5 Effective Date, the Parent Borrower may exercise an extension under this Section 2.17 no more than twice during the tenor of this Agreement; provided that no Catch-Up Extension or Assignment Extension shall be subject to such limitation. Notwithstanding anything herein to the contrary, no Proposed Extended Maturity Date or Extended Maturity Date shall be a date later than five years from the applicable Extension Closing Date.
(b)    Each Notice of Extension shall (i) be irrevocable, (ii) constitute a representation by the Parent Borrower that (A) no Event of Default or Default has occurred and is continuing on and as of the date the Parent Borrower provides such Notice of Extension, and (B) the representations and warranties contained in the Loan Documents are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) on and as of the date the Parent Borrower provides such Notice of Extension, as though made on and as of such date (unless any representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) as of such earlier date, except that the representations and warranties contained in Section 3.1 shall be deemed to refer to the audited financial statements of the Loan Parties most recently delivered to the Administrative Agent in accordance with this Agreement) and (iii) be subject to the satisfaction of the conditions precedent set forth in this Section 2.17.
(c)    In the event a Notice of Extension is given to the Administrative Agent and the Administrative Agent notifies a Lender of the contents thereof as provided in Section 2.17(a), such Lender shall, on or before the day that is 20 days following the Notice Date, advise the Administrative Agent in writing whether or not such Lender consents, in its sole and absolute discretion, to the extension requested thereby, and if any Lender fails so to advise the Administrative Agent prior to the expiration of such 20 day period, such Lender shall be deemed to have not consented to such extension. Each Lender that determines not to so extend its Scheduled Maturity Date shall be referred to herein as a “Non-Consenting Lender”. Each Lender that determines to extend its Scheduled Maturity Date shall be referred to herein as a “Consenting Lender”.
(d)    The Parent Borrower shall have the right, on or before the Extension Closing Date and pursuant to Section 2.16, to replace each Non-Consenting Lender with, and, if applicable, add as a “Lender” under this Agreement in place thereof, one or more Substitute Institutions that will agree to such later Scheduled Maturity Date as requested in the applicable Extension Notice (each, an “Additional Commitment Lender”), each of which Additional Commitment Lenders shall have entered into an Assignment and Acceptance pursuant to which such Additional Commitment Lender shall, subject to the satisfaction of the conditions precedent set forth in this Section 2.17 and effective as of the Extension Closing Date, undertake the Revolving Credit Commitment and Ratable Portion of the participation obligations with respect to the outstanding Letter of Credit Obligations and Swingline Loans of and the Ratable Portion of the Revolving Credit Outstandings owed to such Non-Consenting Lender (and, if any such Additional Commitment Lender is already a Lender, such Revolving Credit Commitment, participation obligations, and Revolving Credit Outstandings shall be in addition to such Lender’s Revolving Credit Commitment, participation obligations, and Revolving Credit Outstandings hereunder on such date). Each assignment effected pursuant to this Section 2.17(d) shall otherwise comply with Section 10.2.
(e)    If (and only if) the total of the Revolving Credit Commitments of the Lenders that have agreed to extend their Maturity Date and the additional Revolving Credit Commitments of the Additional Commitment Lenders shall be more than 50% of the aggregate amount of the Revolving Credit Commitments in effect immediately prior to the Extension Closing Date, then, subject to the satisfaction of the conditions precedent set forth in this Section 2.17 (the first date on which such necessary consent required pursuant to this clause (e) is obtained and the conditions precedent specified in this Section 2.17 are satisfied with respect to the applicable extension, the “Extension Closing Date”) and effective as of the Extension Closing Date, the Scheduled Maturity Date of each Consenting Lender and of each Additional Commitment Lender shall be extended to the applicable Extended Maturity Date and each Additional Commitment Lender, if applicable, shall thereupon become a Lender for all purposes of this Agreement. In addition, notwithstanding anything to the contrary contained herein, at any time on or prior to the Scheduled Maturity Date of a Non-Consenting Lender, (i) the Parent Borrower and such Non-Consenting Lender may agree in writing that such Non-Consenting Lender shall become a Consenting Lender with a Scheduled Maturity Date the same as that of the Consenting Lenders in respect of the applicable extension as to which such Non-Consenting Lender declined to consent (a “Catch-Up Extension”) and (ii) if, not in connection with any Notice of Extension, any Non-Consenting Lender assigns its rights and obligations under this Agreement pursuant to Section 10.2, then the Eligible Assignee party to the applicable Assignment and Acceptance, in its sole and absolute discretion, and the Parent Borrower may agree in writing that the Scheduled Maturity Date of the interests acquired by such Eligible Assignee pursuant to such Assignment and Acceptance shall be the latest Scheduled Maturity Date then in effect under this Agreement (an “Assignment Extension”); provided that in the case of the foregoing clauses (i) and (ii) the Parent Borrower shall have provided to the Administrative Agent (A) prior written notice of such agreement and (B) an executed copy of such written agreement, it being understood that no documentation described in clause (f) below shall be required to be delivered by the Borrowers to the Administrative Agent or the Lenders as a whole for purposes of such extension other than as required in the preceding clauses (A) and (B).
(f)    Notwithstanding the foregoing, the extension of the Scheduled Maturity Date pursuant to this Section 2.17 shall not be effective with respect to any Lender unless: (i) no Default or Event of Default shall have occurred and be continuing on the Extension Closing Date both immediately before and immediately after giving effect thereto, (ii) the representations and warranties contained in the Loan Documents shall be true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) on and as of the Extension Closing Date, as though made on and as of such date (unless any representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) as of such earlier date, except that the representations and warranties contained in Section 3.1 shall be deemed to refer to the audited financial statements of the Loan Parties most recently delivered to the Administrative Agent in accordance with this Agreement), (iii) the receipt by the Administrative Agent of such evidence of appropriate authorization on the part of each Loan Party, BGL, and the General Partner with respect to such extension as the Administrative Agent may reasonably request, (iv) the receipt by the Administrative Agent of such officer’s certificates, certificates of good standing, and legal opinions with respect to such extension as the Administrative Agent may reasonably request, and (v) the Borrowers shall prepay any Loans outstanding on the Extension Closing Date (and pay any additional amounts required pursuant to Section 2.13(f)) to the extent necessary to keep the Revolving Credit Outstandings ratable with any revised Ratable Portions of the respective Lenders effective as of such date. Notwithstanding any provision contained herein to the contrary, on the Scheduled Maturity Date (without giving effect to any extension) of each Non-Consenting Lender, the Borrower shall repay any Revolving Credit Outstandings on such date (and pay any additional amounts required pursuant to Section 2.13(f)) and any other Obligations owing to such Non-Consenting Lender to each such Non-Consenting Lender and the Revolving Credit Commitments of the Non-Consenting Lenders shall be terminated. The aggregate Revolving Credit Commitments shall automatically reduce on each Scheduled Maturity Date by an amount equal to the Revolving Credit Commitments of each Non-Consenting Lender whose Revolving Credit Commitment terminates on such date.

(g)    If any Lender’s Scheduled Maturity Date is extended in accordance with this Section 2.17, on (i) the Extension Closing Date, (ii) in the case of an Assignment Extension, the effective date of the applicable Assignment and Acceptance, or (iii) in the case of a Catch-Up Extension, the effective date set forth in the applicable agreement, Schedule I hereof shall be amended and restated by the Administrative Agent and the Parent Borrower (notwithstanding anything in Section 10.1 to the contrary) to set forth all Lenders and their respective Revolving Credit Commitments and Scheduled Maturity Dates after giving effect to such extension.
(h)    If the Scheduled Maturity Date for any Lender has been extended, then on the applicable Existing Maturity Date, each Consenting Lender and Nominee shall automatically be deemed to have purchased participations in each Letter of Credit, the related Letter of Credit Obligations, and each Swingline Loan equal to such Consenting Lender’s Ratable Portion thereof after giving effect to the departure of the Non-Consenting Lenders and the elimination of their Revolving Credit Commitments, but only to the extent that (i) the conditions set forth in Section 4.2 (Conditions Precedent to Each Extension of Credit) are satisfied at the time of such reallocation (and, unless the Parent Borrower has otherwise notified the Administrative Agent at such time, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time) and (ii) such reallocation does not cause the aggregate Revolving Credit Outstandings owing to any Lender whose Revolving Credit Commitment does not terminate on such Existing Maturity Date to exceed such Lender’s Revolving Credit Commitment. If the reallocation described in this Section 2.17(h) cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to the Administrative Agent, the Lenders, or any Issuer hereunder or under applicable law, (A) first, prepay Swingline Loans in an amount equal to the participation obligation with respect to the Swingline Loans of each Lender whose Revolving Credit Commitment terminates on such Existing Maturity Date but was not so reallocated and (B) second, Cash Collateralize the Letter of Credit Obligations in an amount equal to the participation obligation with respect to the Letter of Credit Obligations (plus all related fees and expenses with respect to such Letters of Credit then outstanding over their remaining terms) that was attributable to each Lender whose Revolving Credit Commitment terminates on such Existing Maturity Date but was not so reallocated.
(f)Section 3.11 (Use of Proceeds) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety to read as follows:
Section 3.11    Use of Proceeds. The proceeds of the Loans shall be used solely for (a) the payment of transaction costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby and (b) general partnership (or equivalent) purposes, including repayment of Indebtedness, acquisitions, capital expenditures and payment of distributions. The proceeds of the Letters of Credit shall be used solely for general partnership (or equivalent) purposes.
(g)Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto;
4.Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date on which the following conditions precedent have been satisfied (the “Effective Date”):
(a)the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Borrowers, the Guarantor, the Administrative Agent, the Required Lenders, and each Extending Lender;
(b)the Administrative Agent shall have received a certificate of a Responsible Officer or the Secretary or Assistant Secretary of (i) each Loan Party (or the general partner thereof) dated the Effective Date certifying that (A) attached thereto are the resolutions and consent of such Loan Party’s

(or general partner thereof’s) Board of Directors (or similar governing body) approving and authorizing the execution, delivery and performance of this Amendment and the extension of the Scheduled Maturity Date of each Extending Lender effected pursuant to Section 2, (B) there have been no amendments or other modifications to the Constituent Documents of such Loan Party since the Amendment No. 3 Effective Date (or, solely with respect to Gulf South, the Amendment No. 4 Effective Date) or attaching thereto true, correct, and complete copies of any such amendments or modifications or the amended or otherwise modified Constituent Documents of such Loan Party, and (C) attached thereto are the names and true signatures of each officer of such Loan Party (or general partner thereof) that has been authorized to execute and deliver any Loan Document or other document required under the Credit Agreement to be executed and delivered by or on behalf of such Loan Party and (ii) each of BGL and the General Partner dated the Effective Date certifying that there have been no amendments or other modifications to the Constituent Documents of such Person since the Amendment No. 3 Effective Date or attaching thereto true, correct, and complete copies of any such amendments or modifications or the amended or otherwise modified Constituent Documents of such Person;
(c)all governmental and third party approvals necessary in connection with this Amendment and the transactions contemplated by the Loan Documents shall have been obtained and be in full force and effect;
(d)the Borrowers shall have paid all other fees and expenses (including reasonable fees of counsel) which are then due and payable to the Administrative Agent or the Lenders, including all fees due and payable under that certain Fee Letter dated as of June 30, 2023, among the Borrowers, Wells Fargo Securities, LLC, and Wells Fargo Bank, N.A.;
(e)the Administrative Agent shall have received a certificate of good standing, dated as of a recent date, from the Secretary of State of the State of Delaware with respect to each Loan Party, BGL, and the General Partner; and
(f)the representations and warranties made by each Loan Party in Section 5 shall be true and correct on the date hereof.
5.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:
(a)(i) Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and (iii) this Amendment is the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
(b)Before and after giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date, except that the representations and warranties contained in Section 3.1 of the Credit Agreement shall be deemed to refer to the audited financial statements of the Loan Parties most recently delivered to the Administrative Agent in accordance with the Credit Agreement.
(c)Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

6.Reaffirmation.
(a)Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment.
(b)Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.
7.Continuing Effect. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and each Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same sections for any other date or purpose.
8.Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of SyndTrak Online relating to the Amendment.
9.Choice of Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
10.Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
11.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. From the Effective Date this Amendment and the Credit Agreement shall be construed as a single instrument.
12.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
13.Loan Document. This Amendment is a Loan Document.
14.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
15.Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.
BOARDWALK PIPELINES, LP,
as Borrower

By: Boardwalk Operating GP, LLC,
its general partner

By: Boardwalk Pipeline Partners, LP,
its sole member

By: Boardwalk GP, LP,
its general partner

By: Boardwalk GP, LLC,
its general partner

By:
Name:    Steven A. Barkauskas
Title:    Senior Vice President and
    Chief Financial and Information Officer

TEXAS GAS TRANSMISSION, LLC,
as Borrower

By:
Name:    Steven A. Barkauskas
Title:    Senior Vice President and
    Chief Financial and Information Officer

GULF SOUTH PIPELINE COMPANY, LLC,
as Borrower

By:
Name:    Steven A. Barkauskas
Title:    Senior Vice President and
    Chief Financial and Information Officer

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

BOARDWALK PIPELINE PARTNERS, LP

By: Boardwalk GP, LP,
its general partner

By: Boardwalk GP, LLC,
its general partner

By:
Name:    Steven A. Barkauskas
Title:    Senior Vice President and
    Chief Financial and Information Officer

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.,
as Administrative Agent, a Lender, the Swingline Lender, an Issuer, and an Extending Lender

By:
Name: Brandon Kast
Title: Director

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

BARCLAYS BANK PLC,
as a Lender, an Issuer, and an Extending Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

CITIBANK, N.A.,
as a Lender, an Issuer, and an Extending Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as a Lender, an Issuer, and an Extending Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

MUFG BANK, LTD.,
as a Lender, an Issuer, and an Extending Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

REGIONS BANK,
as a Lender, an Issuer, and an Extending Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender, an Issuer, and an Extending Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and an Issuer

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

TRUIST BANK,
as a Lender, an Issuer, and an Extending Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as a Lender and an Extending Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

COBANK, ACB,
as a Lender and an Extending Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA,
as a Lender and an Extending Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

Schedule I

REVOLVING CREDIT COMMITMENTS

Lender	Revolving Credit Commitment	Scheduled Maturity Date
Wells Fargo Bank, N.A.	$87,777,777.78	May 26, 2028
Barclays Bank PLC	$87,777,777.78	May 26, 2028
Citibank, N.A.	$87,777,777.78	May 26, 2028
JPMorgan Chase Bank, N.A.	$87,777,777.78	May 26, 2028
MUFG Bank, Ltd.	$87,777,777.78	May 26, 2028
Regions Bank	$87,777,777.78	May 26, 2028
The Toronto-Dominion Bank, New York Branch	$87,777,777.78	May 26, 2028
Truist Bank	$87,777,777.77	May 26, 2028
U.S. Bank National Association	$87,777,777.77	May 27, 2027
Bank of America, N.A.	$70,000,000.00	May 26, 2028
CoBank, ACB	$70,000,000.00	May 26, 2028
Goldman Sachs Bank USA	$70,000,000.00	May 26, 2028
TOTAL	$1,000,000,000.00
[SCHEDULE I TO AGREEMENT AND AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]